UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2022
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Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Hudson Pacific Properties, Inc.	4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc    ☐

Hudson Pacific Properties, L.P.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.    ☐

Hudson Pacific Properties, L.P.    ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”), and Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Operating Partnership”), of which the Company serves as the sole general partner. Unless otherwise indicated or unless the context requires otherwise, references to “we” and “our” refer to the Company, the Operating Partnership and any other subsidiaries thereof.

Item 7.01 Regulation FD Disclosure.

On September 1, 2022, we issued a press release regarding our acquisition of Quixote Studios LLC (the “Quixote Acquisition”). A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.

Also on September 1, 2022, we made available on our website (www.hudsonpacificproperties.com) certain supplemental information concerning the Quixote Acquisition. A copy of the supplemental information is furnished herewith as Exhibit 99.2, which is incorporated herein by reference.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On August 31, 2022, we completed the acquisition of Quixote Studios LLC, a premium studios services provider based out of Los Angeles. We financed the initial consideration for the Quixote Acquisition with approximately $200.0 million of borrowings under our revolving credit facility and we have agreed to pay the sellers an additional $160.0 million of consideration by December 31, 2023. We have agreed to pay interest monthly at a rate of 5.0% per annum on the $160.0 million of deferred consideration. Our obligation to pay the deferred consideration and the interest thereon is secured by liens on substantially all of the assets we acquired in the Quixote Acquisition and the equity interests in and intercompany loan advanced to the acquired business. Recourse for payment of this deferred consideration and interest thereon is limited to such pledged assets.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1**	Press release dated September 1, 2022 regarding the Company’s acquisition of Quixote Studios LLC.
99.2**	Supplemental Information concerning the Quixote Acquisition.
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** Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hudson Pacific Properties, Inc.

Date: September 1, 2022	By:	/s/ Mark T. Lammas
Mark T. Lammas
President
Hudson Pacific Properties, L.P.
By: Hudson Pacific Properties, Inc.
Its General Partner
	By:	/s/ Mark T. Lammas
Mark T. Lammas
President